FLEMING MUTUAL FUND GROUP, INC.

                                  ANNUAL REPORT




                               September 30, 2000










                                      CHASE
                                     FLEMING
                                Asset Management

                         FLEMING MUTUAL FUND GROUP, INC.


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder Letter and Comments from Investment Adviser
     Fleming Mid Cap Value Fund............................................    1
     Fleming Small Cap Growth Fund.........................................    4

Schedules of Investments
     Fleming Mid Cap Value Fund............................................    7
     Fleming Small Cap Growth Fund.........................................   11

Statements of Assets and Liabilities.......................................   16

Statements of Operations...................................................   17

Statements of Changes in Net Assets........................................   18

Financial Highlights.......................................................   20

Notes To Financial Statements..............................................   22

Report of Independent Auditors.............................................   27

FLEMING MID CAP VALUE FUND
Annual report dated September 30, 2000
--------------------------------------------------------------------------------

Dear Shareholder,

I am pleased to report that the stock market trends of the final weeks of March extended through the ensuing six months. It was certainly not uninterrupted but in general technology stocks declined while the rest of the market recovered. This allowed the performance of your fund to show a 13.57% gain for the six months ended September 30, 2000 while the broad market was essentially flat. The most appropriate "benchmark", the S&P Midcap Value Index appreciated by 10% for the same period.

The principal factor behind the fund's success was its good fortune in avoiding share price collapses which have become so prevalent of late. Well known examples of this phenomenon include Xerox, Eastman Kodak, AT&T, Procter & Gamble, Home Depot and many others beside. This is not to say that the portfolio was totally unscathed during the six months, but three out of its four major decliners were market rather than event driven. The one exception was Circuit City, a consumer electronics retailer embarking on a multi-year program of converting its store base to a new format. Given the uncertainty surrounding the cost and likely success of this project we decided to sell Circuit City. The other three costly positions were Verizon Communications, Gannett and Clear Channel, which suffered mainly from their inclusion in the steadily deteriorating media and communications sector. In our opinion these stocks have defensive characteristics, growing cash flow streams and low market valuations, making each of them a core holding going forward.

Enough of the bad news. Clearly to have made over 13% in six months there must have been some winners on the other side of the ledger. The most fertile areas turned out to be financials and healthcare, both of which benefited from a realization that the interest rate cycle had probably peaked. Given its mid cap bias the fund's winners were not among the major investment banks like Morgan Stanley or Merrill Lynch, nor the pharmaceutical giants such as Pfizer or Merck. Fortunately there was equally good money to be made out of the lower valuation segments, including regional banks, reinsurers, real estate investment trusts, medical devices and health insurers. The single largest dollar gain came from USA Education, the company formerly knows as Sallie Mae. Recently we have taken the precaution of scaling back this name given the continuing uncertainty over the outcome of the Presidential election and the dwindling Republican majority in Washington. We have also reduced Trigon Heathcare for much the same reason. Another fruitful sector has been consumer staples particularly thanks to Nabisco Corp. which is being taken over by Philip Morris at a generous premium.

                                                                      CHASE
                                                                     FLEMING
                                                                Asset Management

As always the future is clouded by the fact that the obvious value stocks in the market are generally cheap for good reason. The strategy that has served us well in the past has been to invest in the best companies in the most undervalued sectors. At present this would lead us to communications, capital goods and consumer cyclicals, all of which have declined by at least 20% this year (as long as General Electric is excluded from capital goods). Unfortunately two of these sectors are deemed to be economically sensitive, and it is impossible to predict the magnitude of the current slowdown. Certainly a hard landing cannot be ruled out if the travails of NASDAQ and the technology stocks have a broad psychological impact on overall consumer sentiment. At its worst this could lead to a dangerous downward spiral for the economy, corporate profits and the stock market. Now that we are in uncharted waters in terms of popular involvement in the market it is impossible to predict the course of events. Nonetheless we feel it is prudent to take a long term view and thereby take advantage of the available bargains, even though they might get cheaper in the next few months. Having had minimal exposure to retailers, the fund took positions in Gap Stores and Costco early in October. It can be expected that the three aforementioned out of favor sectors will see further additions in the current period. Maybe my next letter will make a similar statement about selective purchases in the technology sector, which is down but by not means undervalued yet.

Sincerely,


Jonathan Simon
President and Portfolio Manager of the Fleming Mid Cap Value Fund

                                                                      CHASE
                                                                     FLEMING
                                                                Asset Management

                           FLEMING MID CAP VALUE FUND

                 Value of $10,000 vs S&P/BARRA Mid Cap 400 Value
                      and Russell Midcap(TM) Value Indices


                           Average Annual Total Return
                         Period Ended September 30, 2000

                    Since Inception *                 One Year
                    -----------------                 --------
                         20.68%                        23.76%


                             Fleming Mid    S&P/Barra Mid      Russell
               Date           Cap Value     Cap 400 Value    Midcap Value
               ----           ---------     -------------    ------------
             11/13/97           10,000          10,000          10,000
             11/30/97           10,200          10,108          10,337
             12/31/97           10,490          10,714          10,733
              1/31/98           10,570          10,469          10,525
              2/28/98           11,072          11,244          11,228
              3/31/98           11,934          11,770          11,806
              4/30/98           11,994          11,845          11,740
              5/31/98           11,854          11,367          11,465
              6/30/98           11,974          11,283          11,502
              7/31/98           11,363          10,792          10,919
              8/31/98           10,169           9,024           9,384
              9/30/98           10,650           9,726           9,932
             10/31/98           11,413          10,494          10,575
             11/30/98           12,125          10,738          10,946
             12/31/98           12,564          11,217          11,279
              1/31/99           12,331          10,630          11,016
              2/28/99           12,281          10,123          10,774
              3/31/99           12,341          10,314          10,928
              4/30/99           13,342          11,312          11,963
              5/31/99           14,090          11,496          12,013
              6/30/99           14,555          11,854          12,150
              7/31/99           14,872          11,696          11,846
              8/31/99           14,145          11,253          11,436
              9/30/99           13,889          10,699          10,858
             10/31/99           14,391          10,914          11,178
             11/30/99           14,333          11,134          10,973
             12/31/99           14,306          11,479          11,268
              1/31/00           14,017          10,983          10,594
              2/29/00           13,148          10,580          10,151
              3/31/00           15,135          12,199          11,381
              4/30/00           15,004          12,088          11,427
              5/31/00           15,793          12,436          11,623
              6/30/00           15,662          11,875          11,190
              7/31/00           16,149          12,345          11,452
              8/31/00           16,702          13,227          12,154
              9/30/00           17,188          13,423          12,270

Past performance is not predictive of future performance.

The S&P/BARRA Mid Cap 400 Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure the performance of the mid-sized company segment of the U.S. market. The S&P/BARRA Mid Cap 400 Value Index is a subset of the Mid Cap 400 Index, which contains companies with lower price-to-book ratios. The Russell MidcapTM Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates.

* Inception - November 13, 1997.

FLEMING SMALL CAP GROWTH FUND
Annual report dated September 30, 2000
--------------------------------------------------------------------------------

Dear Shareholder,

I am pleased to report that the year to September 30th 2000 posted another strong performance for your fund, with its NAV increasing 36.33 per cent. This compared with an increase of 29.66 for the Russell 2000 Growth, 23.39 for the Russell 2000 and 13.28 for the S&P 500.

That  being  said,   the  past  twelve  months  will  go  down  as  a  painfully manic-depressive year for the market. 1999's unbridled New Economy euphoria gathered momentum into January and February but finally succumbed to the correction that seemed inevitable but was a long time coming. A midsummer rally of sorts has masked a grinding recalibration of valuations that has decimated many of the erstwhile high-flyers. Maintaining a clear perspective in this kind of environment has been unusually difficult, particularly where valuation is concerned.

The correction in technology has rolled from sector to sector. Among Internet stocks, Business-to-Consumer (B2C) companies suffered first and most severely, including ultimately blue-chip names such as Yahoo! and Amazon. In the telecom area, most of the competitive local exchange carriers (CLECs) that had been created to compete with the traditional phone companies have experienced share price collapse, with spillover effects upon the associated equipment vendors. The list of technology survivors gets shorter and shorter, topped by the market's "four horsemen" that power the internet: Cisco, Sun, Oracle and EMC, while the allure of fiber-optic communications (and a limited investing universe) continues to support stratospheric valuations in that space. Elsewhere the world is a very different place than it was nine months ago.

Growth was vastly overpriced during the speculative frenzy, causing us to underweight technology and healthcare in favor of more moderate-growth sectors. Since the correction, we have been steadily unwinding that bias and increasing the growth rate of the portfolio. This is a delicate process, as there is considerable noise in the market: stocks are coming down because the valuations were too high, but also because, at the margin, the news is a little less good. As with any situation where the players suddenly find themselves all at one end of the field, there is always a period of confusion and ultimately overshooting in the other direction.

                                                                      CHASE
                                                                     FLEMING
                                                                Asset Management

What happened in the opening of the year felt like a mania, and indeed it turned out to be one. It has proved difficult to gauge how far down valuations might come when the bubble burst, and with hindsight the excesses in the technology sector have unwound further than we expected. Long term the correction is healthy and beneficial to the market, and will allow the true leaders to emerge from a period when low cost capital created massive over-crowding in a wide range of businesses. The correction is painful but offers long-term investors a much more rational entry point than presented twelve months ago.

Sincerely,


Christopher M.V. Jones
Vice President and Portfolio Manager of the Fleming Small Cap Growth Fund

                                                                      CHASE
                                                                     FLEMING
                                                                Asset Management

                          FLEMING SMALL CAP GROWTH FUND

        Value of $10,000 vs Russell 2000 and Russell 2000 Growth Indices


                           Average Annual Total Return
                         Period Ended September 30, 2000

                    Since Inception *                 One Year
                    -----------------                 --------
                         24.88%                        36.33%


                              Fleming Small                      Russell
       Date                  Cap Growth Fund  Russell 2000     2000 Growth
       ----                     ---------     -------------    ------------
     11/14/97                     10,000          10,000          10,000
     11/30/97                      9,970           9,935           9,762
     12/31/97                     10,206          10,109           9,768
      1/31/98                     10,386           9,949           9,638
      2/28/98                     10,927          10,685          10,489
      3/31/98                     11,618          11,126          10,928
      4/30/98                     11,748          11,187          10,995
      5/31/98                     11,298          10,584          10,196
      6/30/98                     11,608          10,606          10,300
      7/31/98                     10,777           9,747           9,440
      8/31/98                      8,664           7,854           7,261
      9/30/98                      9,485           8,469           7,997
     10/31/98                     10,066           8,815           8,415
     11/30/98                     10,647           9,277           9,068
     12/31/98                     11,722           9,851           9,888
      1/31/99                     11,967           9,982          10,333
      2/28/99                     10,927           9,173           9,388
      3/31/99                     11,538           9,316           9,722
      4/30/99                     12,733          10,151          10,581
      5/31/99                     13,233          10,299          10,597
      6/30/99                     13,730          10,765          11,156
      7/31/99                     14,464          10,470          10,811
      8/31/99                     13,637          10,082          10,407
      9/30/99                     13,906          10,084          10,608
     10/31/99                     14,288          10,125          10,879
     11/30/99                     15,335          10,729          12,029
     12/31/99                     17,178          11,944          14,150
      1/31/00                     16,049          11,752          14,018
      2/29/00                     17,065          13,692          17,281
      3/31/00                     17,980          12,789          15,464
      4/30/00                     17,579          12,019          13,902
      5/31/00                     16,739          11,319          12,685
      6/30/00                     19,159          12,306          14,323
      7/31/00                     18,231          11,910          13,096
      8/31/00                     19,974          12,818          14,474
      9/30/00                     18,958          12,441          13,754

Past performance is not predictive of future performance.

The Russell 2000 (R) Index is an unmanaged, capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 (R) Index. The Russell 2000 (R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

* Inception - November 14, 1997.

                           FLEMING MID CAP VALUE FUND


SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 98.0%

BANKS: 8.3%
  2,200   Cullen/Frost Bankers, Inc.                                $    71,500
    285   M & T Bank Corp.                                              145,350
  1,000   Marshall & Ilsley Corp.                                        50,125
    500   State Street Corp.                                             65,000
  1,300   Wells Fargo & Co.                                              59,719
                                                                    -----------
                                                                        391,694
                                                                    -----------
BEVERAGES: 4.5%
  4,000   Brown-Forman Corp. - Class A                                  215,750
                                                                    -----------
BUILDING RELATED: 0.8%
  4,000   Clayton Homes, Inc.                                            40,000
                                                                    -----------
COMMERCIAL SERVICES: 2.2%
  3,000   Dun & Bradstreet Corp.                                        103,313
                                                                    -----------
CONSUMER PRODUCTS: 2.6%
  5,000   Energizer Holdings, Inc.*                                     122,500
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 4.0%
  1,000   Fannie Mae                                                     71,500
    900   Stillwell Financial, Inc.                                      39,150
  1,600   USA Education, Inc.                                            77,100
                                                                    -----------
                                                                        187,750
                                                                    -----------
ENVIRONMENTAL CONTROL: 0.9%
  2,400   Waste Management, Inc.                                         41,850
                                                                    -----------

                           FLEMING MID CAP VALUE FUND

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

FOOD: 6.8%
  2,500   Interstate Bakeries                                       $    36,563
  2,900   Nabisco Holdings Corp. - Class A                              155,875
  5,500   Ralston-Ralston Purina Group                                  130,281
                                                                    -----------
                                                                        322,719
                                                                    -----------
GAS & ELECTRIC UTILITIES: 9.0%
  1,400   El Paso Energy Corp.                                           86,275
  6,000   Energy East Corp.                                             135,750
  3,000   NSTAR*                                                        120,750
  2,000   Williams Companies, Inc.*                                      84,500
                                                                    -----------
                                                                        427,275
                                                                    -----------
HEALTH CARE: 11.6%
    500   Baxter International, Inc.                                     39,906
  1,500   Biomet, Inc.                                                   52,500
  3,700   First Health Group Corp.*                                     119,325
  2,000   Fisher Scientific International, Inc.                          67,500
  7,000   Sybron International Corp. - Wisconsin*                       168,000
  2,000   Trigon Healthcare, Inc.*                                      105,125
                                                                    -----------
                                                                        552,356
                                                                    -----------
INSURANCE: 10.4%
    600   Markel Corp.*                                                  91,050
  1,000   Marsh & McLennan Companies, Inc.                              132,750
  2,100   Nationwide Financial Services, Inc. - Class A                  78,488
  4,000   PartnerRe Ltd.                                                189,750
                                                                    -----------
                                                                        492,038
                                                                    -----------
LODGING: 2.4%
  2,375   Marriott International, Inc. - Class A                         86,539
  1,300   Orient Express Hotel, Ltd.*                                    25,025
                                                                    -----------
                                                                        111,564
                                                                    -----------
MANUFACTURING: 3.0%
  2,500   Carlisle Companies, Inc.                                      103,750
  2,000   National Service Inds, Inc.                                    39,125
                                                                    -----------
                                                                        142,875
                                                                    -----------

                           FLEMING MID CAP VALUE FUND

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

MEDIA: 12.7%
  2,000   Clear Channel Communications, Inc.*                       $   113,000
  2,000   E.W. Scripps Co.                                              108,000
  3,250   Gannett Co., Inc.                                             172,250
    400   Washington Post Co. - Class B                                 211,150
                                                                    -----------
                                                                        604,400
                                                                    -----------
OILS & GAS PRODUCERS: 4.4%
  3,500   Devon Energy Corp.*                                           210,525
                                                                    -----------
REAL ESTATE: 4.1%
  5,700   Security Capital Group, Inc. - Class B*                       107,944
  4,000   Security Capital US - ADR*                                     85,500
                                                                    -----------
                                                                        193,444
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS: 3.4%
  1,000   Kimco Realty Corp.                                             42,250
  5,000   Public Storage, Inc.                                          119,688
                                                                    -----------
                                                                        161,938
                                                                    -----------
RETAIL: 4.3%
  5,000   Blockbuster, Inc. - Class A                                    44,063
  2,850   Payless Shoesource, Inc.*                                     159,600
                                                                    -----------
                                                                        203,663
                                                                    -----------
TELECOMMUNICATIONS: 2.6%
  4,000   Loral Space & Communications Ltd.*                             24,500
  2,000   Verizon Communications                                         96,872
                                                                    -----------
                                                                        121,372
                                                                    -----------
TOTAL COMMON STOCKS
(cost $3,966,001)                                                     4,647,026
                                                                    -----------

                           FLEMING MID CAP VALUE FUND

--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 1.5%
$71,046   Firstar Stellar Treasury Fund (cost $71,046)              $    71,046
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
(cost $4,037,047+): 99.5%                                             4,718,072
Other Assets less Liablities: 0.5%                                       25,483
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 4,743,555
                                                                    ===========

ADR - American depositary receipt
*    Non-income producing security.
+ At September 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.

     Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                      789,123
     Gross unrealized deprecaition                                     (108,098)
                                                                    -----------
     Net unrealized appreciation                                    $   681,025
                                                                    ===========

See accompanying Notes to Financial Statements.

                          FLEMING SMALL CAP GROWTH FUND


SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS: 98.2%

Banks: 1.4%
  1,965   Texas Regional Bancshares, Inc.                           $    55,757
                                                                    -----------
Biomedical: 8.6%
  1,315   Aclara Biosciences, Inc.*                                      39,943
    750   Enzon, Inc.*                                                   49,500
    850   Exelixis, Inc.*                                                26,668
    965   Genzyme Transgenics Corp.*                                     34,016
  1,020   Lexicon Genetics, Inc.*                                        32,257
  1,260   Myriad Genetics, Inc.*                                        108,360
  1,750   Rosetta Inpharmatics, Inc.*                                    48,809
                                                                    -----------
                                                                        339,553
                                                                    -----------
Commercial Services: 3.6%
  2,030   Acnielson Corp.*                                               48,339
  1,160   Iron Mountain, Inc.*                                           42,920
  3,345   Sylvan Learning Systems, Inc.*                                 49,548
                                                                    -----------
                                                                        140,807
                                                                    -----------
COMPUTERS: 2.8%
  3,340   McAfee.com Corp.*                                              49,683
  1,775   Rainbow Technologies, Inc.*                                    62,791
                                                                    -----------
                                                                        112,474
                                                                    -----------
CONSULTING SERVICES: 8.5%
  4,952   Americredit Corp.*                                            142,679
  2,610   AnswerThink Consulting Group*                                  42,413
    995   T. Rowe Price Associates Investment Management, Inc.           46,703
  2,225   Wind River Systems, Inc.*                                     106,661
                                                                    -----------
                                                                        338,456
                                                                    -----------

                          FLEMING SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

DATA PROCESSING: 1.7%
  1,490   Choicepoint, Inc.*                                        $    68,354
                                                                    -----------
DISTRIBUTION/WHOLESALE: 2.9%
    750   CDW Computer Centers, Inc.*                                    51,750
  3,235   Daisytek International Corp.*                                  20,421
    950   Tech Data Corp.*                                               40,612
                                                                    -----------
                                                                        112,783
                                                                    -----------
Electrical Components & Equipment: 4.5%
  1,985   Cabletron Systems, Inc.*                                       58,309
  1,530   Ritchie Brothers Auctioneers*                                  32,704
  1,600   Vicor Corp.*                                                   86,800
                                                                    -----------
                                                                        177,813
                                                                    -----------
ELECTRONICS: 6.5%
  2,230   APW Ltd.*                                                     108,713
  1,340   Cyberoptics Corp.*                                             24,539
  2,545   Electronics for Imaging, Inc.*                                 64,261
  1,285   Kemet Corp.*                                                   35,498
    250   Technitrol, Inc.                                               25,250
                                                                    -----------
                                                                        258,261
                                                                    -----------
HEALTH CARE: 3.3%
  1,000   Novoste Corp.*                                                 42,500
  3,155   Staar Surgical Co.*                                            54,621
  1,375   Ventana Medical Systems, Inc.*                                 34,891
                                                                    -----------
                                                                        132,012
                                                                    -----------
HOUSEHOLD PRODUCTS: 1.4%
  1,630   Scotts Co. (The)*                                              54,605
                                                                    -----------

                          FLEMING SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

INSURANCE BROKERS: 2.8%
  2,085   Brown & Brown, Inc.                                       $    66,329
  2,000   Mutual Risk Management Ltd.                                    43,875
                                                                    -----------
                                                                        110,204
                                                                    -----------
INTERNET: 3.4%
    725   Critical Path, Inc.*                                           44,044
  1,300   Digital Island, Inc.*                                          24,375
  3,949   Hollywood.com, Inc.*                                           23,817
  4,990   net.Genesis Corp.*                                             43,351
                                                                    -----------
                                                                        135,587
                                                                    -----------
LEISURE TIME: 1.5%
  3,955   American Classic Voyages*                                      57,842
                                                                    -----------
MEDIA: 6.8%
  2,450   Information Holdings, Inc.*                                    86,822
  4,075   On Command Corp.*                                              50,046
  2,680   Penton Media, Inc.                                             73,700
  3,625   Primedia, Inc.*                                                59,359
                                                                    -----------
                                                                        269,927
                                                                    -----------
MISCELLANEOUS MANUFACTURING: 3.0%
  1,135   Carbo Ceramics, Inc.                                           30,148
  1,830   Falcon Products, Inc.                                          17,156
  1,605   Mettler-Toledo International, Inc.*                            70,620
                                                                    -----------
                                                                        117,924
                                                                    -----------
OILS & GAS PRODUCERS: 4.1%
  1,080   Devon Energy Corp.                                             64,962
  2,070   Newfield Exploration Co.*                                      96,643
                                                                    -----------
                                                                        161,605
                                                                    -----------

                          FLEMING SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

PHARMACEUTICALS: 6.2%
  1,050   Abgenix, Inc.*                                            $    84,853
  1,225   Corixa Corp.*                                                  61,557
  1,170   Vertex Pharmaceuticals, Inc.*                                  98,865
                                                                    -----------
                                                                        245,275
                                                                    -----------
REAL ESTATE INVESTMENT MANAGEMENT: 2.0%
  4,605   Grubb & Ellis Co.*                                             28,206
  3,410   Trammel Crow Co.*                                              51,150
                                                                    -----------
                                                                         79,356
                                                                    -----------
RETAIL: 1.5%
  1,565   Tractor Supply Co.*                                            17,215
  1,165   Tweeter Home Entertainment Group, Inc.*                        42,304
                                                                    -----------
                                                                         59,519
                                                                    -----------
SOFTWARE: 10.2%
  2,575   Acxiom Corp.*                                                  81,756
  1,779   Advent Software, Inc.*                                        124,308
  1,855   CSG Systems International, Inc.*                               53,795
  2,640   Kana Communications, Inc.*                                     58,740
  1,555   Packeteer, Inc.*                                               58,993
  1,580   Witness Systems, Inc*                                          28,539
                                                                    -----------
                                                                        406,131
                                                                    -----------
TELECOMMUNICATIONS: 4.7%
  2,525   Choice One Communications, Inc.*                               30,773
  2,650   Itc Deltacom, Inc*                                             30,475
  1,320   Neon Communications*                                           46,035
    725   Powerwave Technologies, Inc.*                                  27,527
    525   Stratos Lightwave, Inc*                                        16,931
  1,100   Tekelec*                                                       36,163
                                                                    -----------
                                                                        187,904
                                                                    -----------

                          FLEMING SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------

TRANSPORTATION: 3.3%
  3,965   American Freightways Corp.*                               $    62,944
    850   Expeditors International Wash, Inc.                            38,303
  2,255   Swift Transportation Co., Inc.*                                29,456
                                                                    -----------
                                                                        130,703
                                                                    -----------
TRAVEL SERVICES: 3.5%
  7,147   Pegasus Systems, Inc.*                                        139,813
                                                                    -----------
TOTAL COMMON STOCKS
(cost $3,463,229)                                                     3,892,665
                                                                    -----------

Principal
 Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 1.2%
$46,220   Firstar Stellar Treasury Fund (cost $46,220)                   46,220
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
(cost $3,509,449+): 99.4%                                             3,938,885
Other Assets Less Liabilities: 0.6%                                      24,028
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 3,962,913
                                                                    ===========

* Non-income producing security.
+ At September 30, 2000, the basis of investements for federal income tax purposes was the same as their cost for financial reporting purposes.

     Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $   943,443
     Gross unrealized depreciation                                     (514,007)
                                                                    -----------
     Net unrealized appreciation                                    $   429,436
                                                                    ===========

See accompanying Notes to Financial Statements.

                         FLEMING MUTUAL FUND GROUP, INC.


STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2000

-------------------------------------------------------------------------------------------------------

                                                               Fleming Mid Cap        Fleming Small Cap
                                                                 Value Fund              Growth Fund
                                                               ---------------        -----------------
ASSETS
  Investments securities, at value
    (cost $4,037,047 and $3,509,449 respectively)                $4,718,072              $3,938,885
  Receivables:
    Investment securities sold                                           --                  45,148
    Fund shares sold                                                  1,749                   3,705
    Due from advisor                                                 14,286                      --
    Dividends and interest                                            3,851                   1,020
  Deferred organization costs, net                                   29,126                  29,227
  Other assets                                                        5,954                   3,502
                                                                 ----------              ----------
        Total assets                                              4,773,038               4,021,487
                                                                 ----------              ----------
LIABILITIES
  Payables:
    Investment securities purchased                                      --                  23,485
    Due to advisor                                                       --                     960
  Accrued expenses                                                   29,483                  34,129
                                                                 ----------              ----------
        Total liabilities                                            29,483                  58,574
                                                                 ----------              ----------

NET ASSETS                                                       $4,743,555              $3,962,913
                                                                 ==========              ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($4,743,555/363,152 shares and $3,962,913/262,112
    shares outstanding respectively; $.001 par value
    with 100,000,000 share authorized)                            $    13.06              $    15.12
                                                                  ==========              ==========

COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $3,762,936              $3,015,297
  Accumulated net investment income                                   42,776                      --
  Accumulated net realized gain on investments                       256,818                 518,180
  Net unrealized appreciation on investments                         681,025                 429,436
                                                                  ----------              ----------
       Net assets                                                 $4,743,555              $3,962,913
                                                                  ==========              ==========

See accompanying Notes to Financial Statements.

                         FLEMING MUTUAL FUND GROUP, INC.


STATEMENTS OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 2000

-------------------------------------------------------------------------------------------------------

                                                               Fleming Mid Cap        Fleming Small Cap
                                                                 Value Fund              Growth Fund
                                                               ---------------        -----------------

INVESTMENT INCOME
    Dividends                                                   $   65,132              $    7,164
    Interest                                                        10,299                   6,689
                                                                ----------              ----------
      Total income                                                  75,431                  13,853

  Expenses
    Advisory fees                                                   32,908                  28,012
    Administration fees                                             40,000                  40,000
    Legal fees                                                      20,028                  20,028
    Fund accounting fees                                            17,535                  19,252
    Audit fees                                                      13,941                  14,715
    Transfer agent fees                                             12,949                  11,301
    Amortization of deferred organization costs                     12,462                  12,099
    Director fees                                                    8,023                   8,555
    Registration expense                                             4,612                   1,854
    Insurance expense                                                4,366                   3,510
    Custodian fees                                                   3,415                   9,755
    Miscellaneous expenses                                           6,389                   5,453
                                                                ----------              ----------
      Total expenses                                               176,628                 174,534
      Less: Fees waived and expenses absorbed                     (136,037)               (141,118)
                                                                ----------              ----------
      Net expenses                                                  40,591                  33,416
                                                                ----------              ----------
          NET INVESTMENT INCOME (LOSS)                              34,840                 (19,563)
                                                                ----------              ----------
  REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS
  Net realized gain on investments                                 353,098                 545,715
  Net unrealized appreciation on investments                       571,172                 337,023
                                                                ----------              ----------
      Net realized and unrealized gain on investments              924,270                 882,738
                                                                ----------              ----------
          NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                     $  959,110              $  863,175
                                                                ==========              ==========

See accompanying Notes to Financial Statements.

                         FLEMING MUTUAL FUND GROUP, INC.


STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                                                 Fleming Mid Cap Value Fund
                                                           -----------------------------------------
                                                               Year Ended             Year Ended
                                                           September 30, 2000     September 30, 1999
                                                           ------------------     ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                        $   34,840             $    1,973
  Net realized gain on investments                                353,098                683,996
  Net unrealized appreciation on investments                      571,172                222,974
                                                               ----------             ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        959,110                908,943
                                                               ----------             ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                      (22,002)               (22,787)
  From net realized gain                                         (780,276)               (52,495)
                                                               ----------             ----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        (802,278)               (75,282)
                                                               ----------             ----------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived from net
   change in outstanding shares (a)                             1,034,766               (154,474)
                                                               ----------             ----------
      TOTAL INCREASE IN NET ASSETS                              1,191,598                679,187

NET ASSETS
  Beginning of year                                             3,551,957              2,872,770
                                                               ----------             ----------
  END OF YEAR
    (including accumulated net investment income
    of $42,776 and $17,476, respectively)                      $4,743,555             $3,551,957
                                                               ==========             ==========

(a) A summary of capital share transactions is as follows:

                                          Year Ended                    Year Ended
                                      September 30, 2000            September 30, 1999
                                  --------------------------     --------------------------
                                    Shares         Value           Shares         Value
                                  -----------    -----------     -----------    -----------
Shares sold                            78,421    $   878,378          29,529    $   386,384
Shares issued on reinvestment
  of distribution                      69,052        774,077           5,253         69,588
Shares redeemed                       (46,194)      (617,689)        (43,354)      (610,446)
                                  -----------    -----------     -----------    -----------
Net increase (decrease)               101,279    $ 1,034,766          (8,572)   $  (154,474)
                                  ===========    ===========     ===========    ===========

See accompanying Notes to Financial Statements.

                         FLEMING MUTUAL FUND GROUP, INC.


STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                                   Fleming Small Cap Growth Fund
                                                              -----------------------------------------
                                                                  Year Ended             Year Ended
                                                              September 30, 2000     September 30, 1999
                                                              ------------------     ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss                                             $  (19,563)            $  (10,176)
  Net realized gain on investments                                   545,715                328,518
  Net unrealized appreciation on investments                         337,023                214,236
                                                                  ----------             ----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             863,175                532,578
                                                                  ----------             ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                          (5,720)                (6,652)
  From net realized gain                                            (348,579)               (39,511)
                                                                  ----------             ----------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (354,299)               (46,163)
                                                                  ----------             ----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
   outstanding shares (a)                                          1,640,561                220,392
                                                                  ----------             ----------
      TOTAL INCREASE IN NET ASSETS                                 2,149,437                706,807

NET ASSETS
  Beginning of year                                                1,813,476              1,106,669
                                                                  ----------             ----------
  END OF YEAR
    (including accumulated net investment income
    of $0 and $5,710, respectively)                               $3,962,913             $1,813,476
                                                                  ==========             ==========

(a) A summary of capital share transactions is as follows:

                                          Year Ended                     Year Ended
                                      September 30, 2000             September 30, 1999
                                  --------------------------     --------------------------
                                    Shares          Value          Shares          Value
                                  -----------    -----------     -----------    -----------
Shares sold                           102,773    $ 1,348,724          14,951    $   185,653
Shares issued on reinvestment
  of distributions                     28,696        350,085           3,854         45,356
Shares redeemed                        (4,213)       (58,248)           (830)       (10,617)
                                  -----------    -----------     -----------    -----------
Net increase                          127,256    $ 1,640,561          17,975    $   220,392
                                  ===========    ===========     ===========    ===========

See accompanying Notes to Financial Statements.

                         FLEMING MUTUAL FUND GROUP, INC.


FINANCIAL HIGHLIGHTS

Selected per share data for one share outstanding thoughout each period.

----------------------------------------------------------------------------------------------------
                                                               Fleming Mid Cap Value Fund
                                                      ----------------------------------------------
                                                      Year Ended September 30,    November 13, 1997*
                                                      ------------------------         through
                                                       2000             1999      September 30, 1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 13.56          $ 10.62         $ 10.00
                                                      -------          -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.11             0.02            0.11
  Net realized and unrealized gain on investments        2.59             3.20            0.54
                                                      -------          -------         -------

Total from investment operations                         2.70             3.22            0.65
                                                      -------          -------         -------
LESS DISTRIBUTIONS:
  From net investment income                            (0.09)           (0.10)          (0.03)
  From net realized gain                                (3.11)           (0.18)             --
                                                      -------          -------         -------

Total distributions                                     (3.20)           (0.28)          (0.03)
                                                      -------          -------         -------

NET ASSET VALUE, END OF PERIOD                        $ 13.06          $ 13.56         $ 10.62
                                                      =======          =======         =======
Total return                                            23.76%           30.41%           6.50% +

Net assets, end of period (millions)                  $   4.7          $   3.6         $   2.9

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed                 4.24%            5.11%           7.72% ++
After fees waived and expenses absorbed                  0.97%            1.25%           1.25% ++

Ratio of net investment income to average net assets
 (after fees waived and expenses absorbed)               0.84%            0.06%            0.73% ++

Portfolio turnover rate                                 98.95%          108.74%           73.34% +

*  Commencement of operations.
+  Not annualized.
++ Annualized.

See accompanying Notes to Financial Statements.

                         FLEMING MUTUAL FUND GROUP, INC.


FINANCIAL HIGHLIGHTS

Selected per share data for one share outstanding thoughout each period.

----------------------------------------------------------------------------------------------------
                                                              Fleming Small Cap Growth Fund
                                                      ----------------------------------------------
                                                      Year Ended September 30,    November 14, 1997*
                                                      ------------------------         through
                                                       2000             1999      September 30, 1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 13.45          $  9.47         $ 10.00
                                                      -------          -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss)                          (0.08)            0.08            0.08
  Net realized and unrealized gain (loss) on
   investments                                           4.34             4.28           (0.59)
                                                      -------          -------         -------

Total from investment operations                         4.26             4.36           (0.51)
                                                      -------          -------         -------
LESS DISTRIBUTIONS:
  From net investment income                            (0.04)           (0.09)          (0.02)
  From net realized gain                                (2.55)           (0.29)             --
                                                      -------          -------         -------

Total distributions                                     (2.59)           (0.38)          (0.02)
                                                      -------          -------         -------

NET ASSET VALUE, END OF PERIOD                        $ 15.12          $ 13.45         $  9.47
                                                      =======          =======         =======
Total return                                            36.33%           46.61%          (5.15%) +

Net assets, end of period (millions)                  $   4.0          $   1.8         $   1.1

Ratio of expenses to average net assets
Before fees waived and expenses absorbed                 5.47%           10.19%          13.84% ++
After fees waived and expenses absorbed                  1.05%            1.35%           1.35% ++

Ratio of net investment loss to average net assets
 (after fees waived and expenses absorbed)              (0.61%)          (0.68%)         (0.30%)++

Portfolio turnover rate                                 88.25%           70.75%          35.47%  +

*  Commencement of operations.
+  Not annualized.
++ Annualized.

See accompanying Notes to Financial Statements.

                         FLEMING MUTUAL FUND GROUP, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The Fleming Mutual Fund Group, Inc., (the "Group"), was organized as a Maryland corporation on August 19, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group consists of two separate series: the Fleming Mid Cap Value Fund (formally Fleming Fund) and the Fleming Small Cap Growth Fund (formally Fleming Fledging Fund) (each a "Fund" and collectively the "Funds") which seek growth through capital appreciation. Robert Fleming, Inc. (the "Adviser") serves as the investment adviser to the Funds and purchased 10,000 shares of each Fund on September 26, 1997. On August 1, 2000, The Chase Manhattan Corporation acquired Robert Fleming Holdings Limited, the Adviser's indirect parent. Investment operations began on November 13, 1997 for the Fleming Mid Cap Value Fund and November 14, 1997 for the Fleming Small Cap Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Securities which are traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Directors. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. DEFERRED ORGANIZATION COSTS. Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and are amortized on a straight-line basis over a period of five years. If any of the original shares of the Funds are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of shares redeemed by the number of original shares outstanding at the time of redemption.

     C. FEDERAL INCOME TAXES. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

                         FLEMING MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended September 30, 2000, the Mid Cap Value Fund increased accumulated net investment income and decreased paid-in capital by $12,462. For the year ended September 30, 2000, the Small Cap Growth Fund decreased paid-in capital by $12,099 and accumulated net realized gain on investments by $7,474, and increased accumulated net investment income by $19,573 due to the Fund experiencing a net investment loss during the year. Net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Robert Fleming, Inc. (the "Adviser") provides the Funds with investment management services under an Investment Advisory Agreement. The Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by Funds. As compensation for their services, the Adviser was entitled to a monthly fee at the following annual percentage of average daily net assets:
                                                    Prior to       Effective on
                                                 March 31, 2000    April 1, 2000
                                                 --------------    -------------
Fleming Mid Cap Value Fund                            0.90%            0.70%

Fleming Small Cap Growth Fund                         1.00%            0.80%

The Funds are responsible for their own operating expenses. Prior to April 1, 2000, the Adviser had contractually agreed to limit the Funds total operating expenses (excluding interest and taxes) to not more than 1.25% of the average daily net assets for the Fleming

                         FLEMING MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

Mid Cap Value Fund and 1.35% of the average daily net assets for the Fleming Small Cap Growth Fund. Effective April 1, 2000, the Adviser had contractually agreed to limit total operating expenses (excluding interest and taxes) to not more than 0.75% of the average daily net assets for the Fleming Mid Cap Value Fund and 0.85% of the average daily net assets for the Fleming Small Cap Growth Fund.

This new contract has a one-year term ending March 31, 2001. Any fee waived and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Funds to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregated amount of the Funds' current operating expense for such fiscal year does not exceed the applicable limitation on the Funds' total operating expenses.

For the year ended September 30, 2000, the Adviser waived fees of $32,908 and absorbed expenses of $103,129 for the Fleming Mid Cap Value Fund and waived fees of $28,012 and absorbed expenses of $113,106 for the Fleming Small Cap Growth Fund.

At September 30, 2000, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fleming Mid Cap Value Fund and Fleming Small Cap Growth Fund is $402,359 and $407,964, respectively.

At September 30, 2000, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                                       September 30,
                                           -------------------------------------
                                             2001          2002           2003
                                           --------      --------       --------
Fleming Mid Cap Value Fund                 $131,012      $135,310       $136,037

Fleming Small Cap Growth Fund              $134,932      $131,914       $141,118

The Funds must pay their current ordinary operating expense before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Directors review and approval prior to the time the reimbursement is initiated.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to 0.10% of the Funds' first $200 million of average daily net assets, 0.05% of the next $300 million, and 0.03% of assets over $500 million, subject to a minimum annual fee of $40,000 per Fund.

                         FLEMING MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

First Fund Distributors,  Inc. (the  "Distributor") acts as the Funds' principal
underwriter  in  a  continuous  public  offering  of  the  Funds'  shares.   The
Distributor is an affiliate of the Administrator.

Each independent Director is compensated by the Group at an annual rate of $5,000, plus related travel expense.

Certain officers of the Group are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the year ended September 30, 2000, excluding short-term investments, for the Funds are summarized below:

                                              Fleming Mid         Fleming Small
                                             Cap Value Fund      Cap Growth Fund
                                             --------------      ---------------
Purchases                                      $ 4,169,783         $ 3,899,697

Sales                                            3,901,544           2,644,440

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $146,757 and $86,473 of the capital gain distributions paid by the Fleming Mid Cap Value Fund and the Fleming Small Cap Growth Fund, respectively, during the fiscal year September 30, 2000 are from long term capital gains.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.

The Fleming Mid Cap Value Fund and the Fleming Small Cap Growth Fund hereby designate 86.35% and 51.71%, respectively, of the ordinary dividends paid during the fiscal year ended September 30, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of Fleming Mutual Fund Group, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fleming Mutual Fund Group, Inc. (comprising, respectively, the Fleming Mid Cap Value Fund and the Fleming Small Cap Growth
Fund), as of September 30, 2000, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fleming Mutual Fund Group, Inc., at September 30, 2000, the results of their operations for the year then ended, the statement of changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with auditing standards generally accepted in the United States.


/s/ Ernst & Young LLP


New York, New York
November 15, 2000

================================================================================

                                     Adviser
                              ROBERT FLEMING, INC.
                           320 Park Avenue, 11th Floor
                               New York, NY 10022
                                 (212) 508-3900


                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    Custodian
                               FIRSTAR BANK, N.A.
                             615 E. Michigan Street
                               Milwaukee, WI 53202


                                 Transfer Agent
                         INTEGRATED FUND SERVICES, INC.
                         221 E. Fourth Street, Suite 300
                              Cincinnati, OH 45202
                                 (513) 362-8011


                                  Legal Counsel
                          MORGAN, LEWIS & BOCKIUS, LLP
                           1800 M Street NW, 9th Floor
                              Washington, DC 20036


                                    Auditors
                               ERNST & YOUNG, LLP
                               787 Seventh Avenue
                               New York, NY 10019

================================================================================
This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate sa that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.